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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 19, 1995


                BANKERS TRUST NEW YORK CORPORATION
      (Exact name of registrant as specified in its charter)



                             NEW YORK
           (State or other jurisdiction of incorporation)



         1-5920                         13-6180473
 (Commission file number)      (IRS employer identification no.)



     280 PARK AVENUE, NEW YORK, NEW YORK               10017
   (Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code (212) 250-2500




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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file a Press Release dated October 19,1995 announcing the election of Frank Newman as president of Bankers Trust New York Corporation and to file certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated October 19, 1995, is described below and is incorporated herein by reference.

  1.Review of certain financial information.

  2.The unaudited consolidated financial position of Bankers
    Trust New York Corporation and its subsidiaries at September 30, 1995 and December 31, 1994 and its unaudited consolidated results of operations for each of the three-month and nine-month periods ended September 30, 1995 and 1994 and the three-month period ended June 30, 1995.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at September 30, 1995 and December 31, 1994 and its consolidated results of operations for the three-month and nine-month periods ended September 30, 1995 and 1994 and the three-month period ended June 30, 1995 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month and nine-month periods ended September 30, 1995 and the three-month period ended June 30, 1995 are not necessarily indicative of the results of operations for the full year or any other interim period.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated October 19, 1995.

          (99.2)    Press Release dated October 19, 1995,
                    announcing the election of Frank Newman as president of Bankers Trust New York
                    Corporation.



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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         BANKERS TRUST NEW YORK CORPORATION



                         By   /s/ GEOFFREY M. FLETCHER
                                  GEOFFREY M. FLETCHER
                                  Senior Vice President and
                                  Principal Accounting Officer




October 19, 1995



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               BANKERS TRUST NEW YORK CORPORATION

                 FORM 8-K DATED OCTOBER 19, 1995

                          EXHIBIT INDEX



Exhibit
Number                 Description of Exhibit

 (99.1)             Earnings Press Release of the
                    Registrant dated October 19, 1995.

 (99.2)             Press Release dated October 19, 1995,
                    announcing the election of Frank Newman
                    as president of Bankers Trust New York
                    Corporation.